Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2013 First Quarter Update Wimberly at Deerwood, Jacksonville, FL

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including without limitation construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; the availability of cash flow from operating activities for distributions, if any; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; our ability to secure resident leases at favorable rental rates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Agenda Noteworthy Events Financial Review Portfolio Updates Questions Courtyard by Marriott at Coconut Beach, Kauai, HI

Noteworthy Items Acquired Wimberly at Deerwood in Jacksonville, Florida 322-unit, Class B multifamily property Contract price was $35.6 million Plan $2.5 million of upgrades and improvements Completed renovation on eight units Sold three remaining buildings at Interchange Business Center Contract price was $40.4 million Aggregate cash-on-cash gain of $6 million Aggregate fully loaded, simple average annual return of 13% Acquired 22 Exchange at the University of Akron 471-bed, Class A student housing facility Contract price was approximately $28 million 45% pre-leased for 2013-14 school year 22 Exchange, Akron, OH

Behringer Harvard Opportunity REIT II Portfolio

STUDENT HOUSING PORTFOLIO


UGA River Club


22 EXCHANGE
22 Exchange

SOUTHEAST U.S. MULTIFAMILY PORTFOLIO


Arbors Harbor Town


SOLD
Parrot's Landing


Wimberly at Deerwood


Lakes at Margate


SOLD
Palms of Monterrey

GERMAN OFFICE PORTFOLIO


Holstenplatz


Alte Jakobstrasse

SOUTHERN CALIFORNIA INDUSTRIAL PORTFOLIO


SOLD
IEDC


SOLD
Interchange


SOLD
Archibald


1875 Lawrence


Courtyard Kauai at Coconut Beach


Fully
Paid Off
Privatization of Army (PAL) Loan


Babcock Self Storage

SOUTH FLORIDA MEDICAL OFFICE BUILDING PORTFOLIO (9 bldgs.)


Gardens Med. Ctr.


Victor Ferris Bldg.


Palmetto Med. Plaza

BEHRINGERHARVARD
OPPORTUNITY REIT II, INC.

6
© 2013 Behringer Harvard

Significant Full-Cycled Investments Investment Approx. Hold Period (yrs.) % Return Terms Inland Empire Distribution Center 1.1 28% Acquired for $36/sf Sold for $68/sf Archibald Business Center 1.3 18% Acquired for $41/sf Sold for $65/sf PAL Loan 2.0 10% Prepaid in full Parrot’s Landing 2.1 13% Acquired for $75K/unit Sold for $101K/unit Palms of Monterrey 2.3 28% Acquired for $62K/unit Sold for $96K/unit Interchange Business Center 2.5 13% Acquired for avg. of $37/sf Sold for avg. of $60/sf All Six Full-Cycled Investments Generated Fully Loaded, Double-Digit, Simple Average Annual Returns

Financial Review Selected balance sheet items (March 31, 2013) Cash and equivalents: $69.4 million Total assets: $402.4 million Total notes payable: $199.2 million* Total liabilities: $220.3 million Holstenplatz, Hamburg, Ger. * Excluding loan on Interchange Business Center, which was classified as held for sale.

Portfolio Debt

(Dollars in thousands)

Description	Notes Payable as of March 31, 2013	Notes Payable as of December 31, 2012	Interest Rate	Maturity Date
Interchange Business Center	$ -	$ 9,882	30-day LIBOR + 5% (1)	12/01/13
Holstenplatz	10,009	10,375	3.887%	04/30/15
Courtyard Kauai at Coconut Beach Hotel	38,000	38,000	30-day LIBOR + 0.95%	11/09/15
Alte Jakobstraße	7,909	8,233	2.300%	12/30/15
1875 Lawrence	15,500	15,500	30-day LIBOR +5.35%	01/01/16
Florida MOB Portfolio - Palmetto Building	6,039	6,077	4.550%	01/01/16
Florida MOB Portfolio - Victor Farris Building	12,174	12,249	4.550%	01/01/16
Florida MOB Portfolio - Gardens Medical Pavilion	14,300	14,385	4.900%	01/01/18
River Club and the Townhomes at River Club	25,200	25,200	5.260%	05/01/18
Babcock Self Storage	2,214	2,225	5.800%	08/30/18
Arbors Harbor Town	26,000	26,000	3.985%	01/01/19
Lakes of Margate	15,126	15,182	5.49% and 5.92%	01/01/20
Wimberly at Deerwood	26,685	-	30-day LIBOR +2.28%	03/01/23
Total Notes Payable	$ 199,156	$ 183,308		
Notes payable included with obligations associated with real estate held for sale:				
Interchange Business Center (1)	$ 11,286		30-day LIBOR + 5% (1)	12/01/13

(1)The 30-day LIBOR rate is set at a minimum value of 2.5%. On Oct. 13, 2012, one of the four buildings was sold. On April 12, 2013, the three remaining buildings were sold (classified as obligations associated with real estate held for sale on the condensed consolidated balance sheet as of March 31, 2013). A portion of the proceeds from the sale of the remaining buildings was used to fully repay the existing indebtedness associated with the property.

BEHRINGERHARVARD
OPPORTUNITY REIT II, INC.

9
© 2013 Behringer Harvard

Portfolio Debt As of March 31, 2013: Total Debt/Total Assets: 52.3% Weighted average interest rate: 3.9% Weighted average remaining loan term: 4.8 yrs. South Florida Medical Office Building Portfolio

Courtyard by Marriott at Coconut Beach, Kauai, HI Courtyard by Marriott at Coconut Beach Kauai, Hawaii We continue to believe that we have “turned the corner” on operations Q1 key measures improved year-over-year: Occupancy rate: +21 percentage points ADR: +15% RevPAR: +51% NOI was $755,000, an increase of approximately $800,000 Continuing to push bookings and rates

Lakes of Margate Margate, FL Renovation is approximately 75% complete Continuing to push rents Q1 effective rent at $1.28/sf Last 20 leases at $1.35/sf Lakes of Margate, Margate, FL

Arbors Harbor Town Memphis, TN $2.6 million renovation project essentially complete Renovated units achieving $100-125/month rent premium over non-renovated units Q1 effective rents at $1.13/sf +5% year-over-year Will continue to push rents Arbors Harbor Town, Memphis, TN

River Club and Townhomes at River Club Athens, GA 65% pre-leased for 2013-14 school year On par with Athens student housing market Pre-leasing for market is down from 70% at same time last year UGA student enrollment is flat Strategy is to increase revenue by increasing market share Q1 effective rents are flat year-over-year 1875 Lawrence, Denver, CO River Club and Townhomes at River Club, Athens, GA

Value Creation Strategy 1875 Lawrence, Denver, CO Income producing acquisitions using cash and proceeds from asset sales Multifamily opportunities in states with strong economies Well-located office properties Other value-add real estate investments that have in-place cash flow Selected mezzanine loans that balance attractive returns with acceptable risk Stabilize existing portfolio of assets

Estimated Valuation Per Share Anticipate announcement in mid-August Investment objectives focus on long-term growth / long-term capital appreciation To date, we have been successful in managing the portfolio consistent with these investment objectives We believe the performance and valuation of the current portfolio should remain stable We are continuing to manage the portfolio consistent with these objectives with the intent of meeting investor expectations